Exhibit 99.1

Cardinal Financial Corporation Keefe, Bruyette & Woods 2013 Community Bank Investor Conference July 31, 2013

FORWARD LOOKING STATEMENTS Statements contained in this presentation which are not historical facts are forward-looking statements as that item is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from estimated results. For an explanation of the risks and uncertainties associated with forward-looking statements, please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 and other reports filed and furnished to the Securities and Exchange Commission. | 2

INVESTMENT SUMMARY • Well-positioned for growth • Franchise value in premier market • Resilient regional economy • Opportunities for organic and M&A growth • Strong, experienced management team • Excellent asset quality and diversified loan portfolio • Diversified revenue stream • Shareholder-focused • Attractive valuation • Dividend has increased 500% since 2009 • 52% compound annual EPS growth rate over past 5 years | 3

Aggressive on Sales, CONSERVATIVE ON RISK OUR OPERATING PHILOSOPHY | 4

COMPANY PROFILE | 5 Founded 1998 Retail Banking Offices 291 Headquarters Fairfax County, VA Mortgage Banking Offices 19 Commercial Banking Retail Banking Residential Mortgage Wealth Management 1Includes : Georgetown Banking Office Scheduled Opening 8/2013 Rockville Banking Office Scheduled Opening 4Q2013

MANAGEMENT TEAM Industry Experience Years in Market Bernard Clineburg Chairman & CEO 42 years 42 Chris Bergstrom EVP, CCO/CRO 31 years 24 Alice Frazier EVP, COO 25 years 22 Dennis Griffith EVP, Chief Lending Officer 39 years 39 Kevin Reynolds EVP, Director of Sales 31 years 31 Mark Wendel EVP, CFO 31 years 7 Bob Brower CEO, George Mason Mortgage 22 years 22 | 6

* 3rd Consecutive Appearance 2011, 2012 PUBLIC RECOGNITION 2011 (38th), 2012 (37th) 2012 BANK HONOR ROLL | 7 ABA BANKINGJO URNAL Ranked 8th among institutions with total assets between $1 billion and $10 billion

Strong • Largest economy in the U.S.1 • Housing trends year over year2 • Median sales price increased 10.0% • Median Days on Market decreased from 19 to 9 Stable • 2001-2009 Regional GRP growth of 25%3 • Unemployment rate consistently below national average THE GREATER WASHINGTON MSA | 8 Source: 1Policom Corporation, 2013 Economic Strength Rankings 2 GMU Center for Regional Analysis, Real Estate Business Intelligence 3 Greater Washington Initiative

THE GREATER WASHINGTON MSA | 9 Growing • 5 major corporate headquarter relocations in recent years1 • Gained more than 285,000 jobs (8.87% growth) since 2000 • 59 Inc. “500 Fastest- Growing Companies” Greater Washington Jobs by Sector, 20122 1Greater Washington Initiative 2GMU Center f or Regional Analysis

OFFICE LOCATIONS | 10 Map: SNL Financial Banking Office Locations 2013 New Banking Office Locations Mortgage Office Locations 2013 New Mortgage Office Locations

INTEGRATED BUSINESS MODEL • Regional Teams with Local Expertise • Established Market Executives • Commercial • Retail • Mortgage • Wealth Management • Strategic Business Units • Government Contract Lending • Real Estate Lending • Strategic Business Initiatives • Medical Practices • Title Companies • Nonprofits • Property Management | 11

OUR RETAIL MARKETS Region Median Household Income 20121 Total Population 20121 Projected Population Increase 2012 – 20171 Retail Branches2 Fairfax County, VA $101,779 1,100,757 5.48% 11 Loudoun County, VA $113,282 327,715 15.03% 4 Prince William County, VA $89,162 415,479 11.61% 3 Arlington County, VA $90,423 215,286 8.62% 4 Alexandria (City), VA $80,536 143,372 8.71% 1 Montgomery County , MD $91,837 986,965 5.23% 2 District of Columbia $59,100 617,405 2.61% 2 Fredericksburg (City), VA $48,767 25,368 12.44% 1 Stafford County, VA $87,476 130,703 5.83% 1 | 12 1Source: SNL Financial 2 Georgetown (DC) Branch scheduled opening August, 2013 Rockville, MD Branch scheduled opening, 4Q2013

OUR DEPOSIT MARKET SHARE Region 2Q2012 Deposit Growth, 2Q2011-2Q2012 Total Deposits in Market1 CFNL Deposits Market Growth CFNL Growth Greater Washington MSA $157.2 billion $2.04 billion 10.47% 39.64% City of Fairfax and Fairfax County, VA $48.9 billion $1.27 billion 23.57% 47.53% Loudoun County, VA $4.8 billion $219.7 million 9.69% 29.25% City of Manassas and Prince William County, VA $4.55 billion $177 million 9.71% 8.28% Arlington County, VA $5.8 billion $119.8 million 17.23% 34.13% Alexandria, VA $5.1 billion $54.0 million 4.76% 33.49% Montgomery County, MD $31.2 billion $72.7 million 3.58% 116.66% District of Columbia $33.1 billion $77.2 million 4.64% 20.39% Fredericksburg (City) & Stafford County, VA $1.9 billion $47.0 million 7.23% 25.43% | 13 Source: SNL Financial, FDIC 1Excludes E-Trade Bank which are brokered deposits

BRANCH NETWORK DEPOSIT DISTRIBUTION | 14 Branch Total Deposit Balance (in Millions) $0-10 $10-30 $30-50 $50-100 $100-$500 $500+ Median of Top 20 Banks Percentage of Branch Network 9.98% 26.75% 23.11% 24.78% 8.88% 1.06% FDIC Deposit Market Share As of June 30, 2012 34.72% of branch network (median) with over $50M in deposits Cardinal Bank Percentage of Branch Network 0.0% 33.33% 22.22% 25.93% 18.52% 0.00% FDIC Deposit Market Share As of June 30, 2013 44.5% of branch network with over $50M in deposits Source: SNL Financial Data Dispatch, 10/28/12

ANNUAL GROWTH | 15 1From 6/30/2008 through 6/30/2013 CAGR1 Loans: 11.66% Deposits: 10.83% Total Assets: 10.93% Excludes Brokered Deposits

PEER ASSET GROWTH COMPARISON | 16 1Q2012 to 1Q2013 Complete Peer Listing in Appendix Source: SNL Financial

COMMERCIAL LENDING PROFILE • Loan Portfolio of $1.86 billion • 28 Loan Officers • Commercial • Real Estate • Government Contract • Small Business • Retail | 17 Peer Loan Growth Comparison: 1Q2012 to 1Q2013 Gross Loans Held for Investment Complete Peer Listing in Appendix Source: SNL Financial Loan Officers Average Industry Experience Average Years In-Market 28 22 Years 19

LOAN PORTFOLIO MIX | 18 As of 6/30/2013

COMMERCIAL REAL ESTATE PORTFOLIO | 19 Recreational As of 6/30/2013

STRONG CONSERVATIVE CREDIT CULTURE | 20 Nonperforming Assets to Assets

DEPOSIT PROFILE • Emphasis on core deposits and increasing relationships • 6 Business Deposit Officers • Aggressive deposit campaigns with strategic follow-up marketing | 21 Peer Deposit Growth Comparison: 1Q2012 to 1Q2013 Complete Peer Listing in Appendix Source: SNL Financial Area # of Officers Average Industry Experience Average Years In-Market Retail Officers 28 20 Years 20 Business Deposit Officers 6 15 Years 10 Leadership 2 32 Years 30 CFNL VA/MD/DC Nationwide

CORE DEPOSIT BASE & COST OF DEPOSITS | 22 Cost of Deposits1 1Excludes Brokered Deposits Money Market/ Savings $1.82 billion as of 6/30/2013 Excludes Brokered Deposits Core Deposits

DEPOSIT GROWTH | 23 Non-Interest Bearing Deposits Millions

CARDINAL IS WELL CAPITALIZED | 24 Average Tang. Common Equity/Tang. Assets Regional Banks $1-4 billion in assets reported as of 3/31/13 Source: SNL Financial Well Capitalized Regulatory Requirements CFNL Capital Ratios, 6/30/13

REVENUE TRENDS | 25 Thousands Net Interest Income Non-Interest Income

INTEREST RATE RISK SENSITIVITY STEEPENING YIELD CURVE | 26 1Baseline projection for net interest income includes an average Mortgage Warehouse Line balance of $550 million over the next two years. Net Interest Income 25% decrease in Mortgage Warehouse Line Balance1 No change in Mortgage Warehouse Line Balance1 Year 1 +1.2% +7.8% Year 2 +4.4% +12.6% Assumptions: 5 year Treasury +1.00% from 3/31/2013 10-year Treasury +1.50 % from 3/31/2013

MORTGAGE BANKING PROFILE • George Mason Mortgage operates 19 branches in 15 counties, throughout Virginia, Maryland, and the District of Columbia • Managed Company Relationships reduced to 2 • Marketing gains have ranged between 2.0% and 2.1% YTD | 27 GMM Loan Officers Mgd Co. Loan Officers Avg Closings per GMM Loan Officer per Quarter Q42011 102 72 $7,632,000 Q42012 160 39 $7,947,819 Q22012 127 53 $7,008,010 Q22013 182 42 $7,655234 1Excludes Managed Companies Millions Total Closings by Year1 Refinance Purchase

• Brokerage Services1 • Investment Management WEALTH MANAGEMENT PROFILE 1 Securities offered through Raymond James Financial Services, Inc., Member FINRA/SIPC, and are: • Not deposits • Not insured by FDIC or any other government agency •Not guaranteed by Cardinal Bank • Subject to risk, may lose value. Cardinal Bank and Cardinal Wealth Services are independent of Raymond James Financial Services. | 28 Senior Management Average Industry Experience Average Years In-Market 2 23 Years 17

STRATEGIC GROWTH: BANK DE NOVO • Expand DC/ Montgomery County Presence • Georgetown, Washington, DC (August, 2013) • Rockville, MD (4Q2013) • New Market Executive and two additional commercial lenders with regional expertise • Targeted Industry Initiatives | 29 Map: SNL Financial

STRATEGIC GROWTH: MORTGAGE | 30 1. Richmond, VA • Opened May, 2013 • 7 Loan Officers 2. Virginia Beach, VA • Opened June, 2013 • 5 Loan Officers 3. Culpeper, VA • Opened July, 2013 • 5 Loan Officers 2 1 3

STRATEGIC GROWTH: MERGERS & ACQUISITIONS | 31 • Washington MSA • 24 banks in the Washington MSA with assets between $200 million and $1 billion • Markets with Growth Potential • Richmond MSA • Baltimore MSA • Strong Local Management to lead Regional Market Teams • Complementary Product Line Offering • Attractive Branch Network Map: SNL Financial 2013 New Mortgage Office Locations Banking Office Locations 2013 Banking Office Locations Mortgage Office Locations

FINANCIAL HIGHLIGHTS 2Q2012 2Q2013 YTD 6/30/2012 YTD 6/30/2013 Return on Assets 1.59% 1.42% 1.42% 1.21% Return on Equity 14.78% 12.13% 13.18% 10.65% Assets In billions $2,714 $2,900 Loans In billions $1,722 $1,830 Deposits $1,989 $2,105 | 32

STOCK PROFILE: CFNL (NASDAQ) | 33 Share Price (7/22/2013) $16.09 52 Week Range $12.07 - $18.40 Shares Outstanding 30,265,000 Market Capitalization $487.0 million Average Daily Volume 133,054 Price (7/22/13)/Book 1.54x Price (7/22/13)/Tangible Book (6/30/13) 1.59x

Aggressive on Sales, CONSERVATIVE ON RISK OUR OPERATING PHILOSOPHY | 34

APPENDIX

REGIONAL PEER GROUP

Company Name	State	Ticker	Total Assets Reported Q12013 ($000)
American National Bankshares Inc.	VA	AMNB	$ 1,294,063
Burke & Herbert Bank & Trust Company	VA	BHRB	$ 2,610,619
Cardinal Financial Corporation	VA	CFNL	$ 2,818,232
Carter Bank & Trust	VA	CARE	$ 4,624,493
Community Bankers Trust Corporation	VA	ESXB	$ 1,117,101
Eagle Bancorp, Inc.	MD	EGBN	$ 3,324,865
Eastern Virginia Bankshares, Inc.	VA	EVBS	$ 1,093,682
First Community Bancshares, Inc.	VA	FCBC	$ 2,720,291
First Mariner Bancorp	MD	FMAR	$ 1,301,640
First United Corporation	MD	FUNC	$ 1,322,767
Franklin Financial Corporation	VA	FRNK	$ 1,052,094
Hampton Roads Bankshares, Inc.	VA	HMPR	$ 2,032,342
Middleburg Financial Corporation	VA	MBRG	$ 1,213,756
Monarch Financial Holdings, Inc.	VA	MNRK	$ 1,054,975
National Bankshares, Inc.	VA	NKSH	$ 1,098,503
Sandy Spring Bancorp, Inc.	MD	SASR	$ 3,932,026
Shore Bancshares, Inc.	MD	SHBI	$ 1,104,611
StellarOne Corporation	VA	STEL	$ 3,013,889
TowneBank	VA	TOWN	$ 4,375,164
Union First Market Bankshares Corporation	VA	UBSH	$ 4,051,135
Virginia Commerce Bancorp, Inc.	VA	VCBI	$ 2,883,388
WashingtonFirst Bankshares, Inc.	VA	WFBI	$ 1,064,382

Source: SNL Financial
Includes VA/MD/DC Banks with Assets between $1b and $4.5b

CARDINAL
Financial Corporation

36

NATIONAL PEER GROUP

Company Name	State	Ticker	Total Assets Reported 1Q2013 ($000)
Ameris Bancorp	GA	ABCB	$ 2,861,651
BNC Bancorp	NC	BNCN	$ 2,929,191
Cardinal Financial Corporation	VA	CFNL	$ 2,818,232
Century Bancorp, Inc.	MA	CNBKA	$ 3,162,135
City Holding Company	WV	CHCO	$ 3,428,597
Community Bank	CA	CYHT	$ 3,074,949
Customers Bancorp, Inc.	PA	CUBI	$ 3,458,624
Eagle Bancorp, Inc.	MD	EGBN	$ 3,324,865
Enterprise Financial Services Corp	MO	EFSC	$ 3,123,928
Financial Institutions, Inc.	NY	FISI	$ 2,827,658
First Bancorp	NC	FBNC	$ 3,280,945
First Financial Corporation	IN	THFF	$ 2,964,952
First Financial Holdings, Inc.	SC	FFCH	$ 3,216,647
First National Bank Alaska	AK	FBAK	$ 2,958,047
Hanmi Financial Corporation	CA	HAFC	$ 2,792,423
Hudson Valley Holding Corp.	NY	HVB	$ 2,828,809
Kearny Financial Corp. (MHC)	NJ	KRNY	$ 2,866,549
Lakeland Bancorp, Inc.	NJ	LBAI	$ 2,907,969
Lakeland Financial Corporation	IN	LKFN	$ 2,927,702
MainSource Financial Group, Inc.	IN	MSFG	$ 2,732,609
Mechanics Bank	CA	MCHB	$ 3,269,632
Northfield Bancorp, Inc.	NJ	NFBK	$ 2,843,630
Republic Bancorp, Inc.	KY	RBCAA	$ 3,401,358
Southside Bancshares, Inc.	TX	SBSI	$ 3,312,097
StellarOne Corporation	VA	STEL	$ 3,013,889
Sterling Bancorp	NY	STL	$ 2,772,485
Sun Bancorp, Inc.	NJ	SNBC	$ 3,227,146
Virginia Commerce Bancorp, Inc.	VA	VCBI	$ 2,883,388
Washington Trust Bancorp, Inc.	RI	WASH	$ 3,051,848
Wilshire Bancorp, Inc.	CA	WIBC	$ 2,756,420

Source: SNL Financial
Includes Banks with Assets between $2.75b and $3.5b

CARDINAL
Financial Corporation

| 37

CREDIT QUALITY RANKING

National Peers		NPAs/Assets (%) 1Q2013
Century Bancorp, Inc.	MA	0.13
Cardinal Financial Corporation	VA	0.20
Sterling Bancorp	NY	0.26
Southside Bancshares, Inc.	TX	0.28
Financial Institutions, Inc.	NY	0.44
Lakeland Financial Corporation	IN	0.77
Wilshire Bancorp, Inc.	CA	0.78
Customers Bancorp, Inc.	PA	0.83
Washington Trust Bancorp, Inc.	RI	0.94
Lakeland Bancorp, Inc.	NJ	0.95
Northfield Bancorp, Inc.	NJ	1.01
Kearny Financial Corp. (MHC)	NJ	1.10
Eagle Bancorp, Inc.	MD	1.12
Hudson Valley Holding Corp.	NY	1.14
Community Bank	CA	1.16
Republic Bancorp, Inc.	KY	1.16
Enterprise Financial Services Corp	MO	1.26
StellarOne Corporation	VA	1.27
Hanmi Financial Corporation	CA	1.29
First National Bank Alaska	AK	1.30
City Holding Company	WV	1.30
First Financial Holdings, Inc.	SC	1.33
First Financial Corporation	IN	1.44
MainSource Financial Group, Inc.	IN	1.54
Virginia Commerce Bancorp, Inc.	VA	1.56
First Bancorp	NC	1.80
Mechanics Bank	CA	1.81
BNC Bancorp	NC	1.99
Sun Bancorp, Inc.	NJ	2.55
Ameris Bancorp	GA	2.72

Regional Peers		NPAs/Assets (%) 1Q2013
Cardinal Financial Corporation	VA	0.20
Monarch Financial Holdings, Inc.	VA	0.33
Burke & Herbert Bank & Trust Company	VA	0.45
American National Bankshares Inc.	VA	0.85
Sandy Spring Bancorp, Inc.	MD	1.12
Eagle Bancorp, Inc.	MD	1.12
Carter Bank & Trust	VA	1.21
First Community Bancshares, Inc.	VA	1.27
StellarOne Corporation	VA	1.27
National Bankshares, Inc.	VA	1.28
Eastern Virginia Bankshares, Inc.	VA	1.31
TowneBank	VA	1.46
WashingtonFirst Bankshares, Inc.	VA	1.48
Virginia Commerce Bancorp, Inc.	VA	1.56
Union First Market Bankshares Corporation	VA	1.61
Middleburg Financial Corporation	VA	2.37
Community Bankers Trust Corporation	VA	2.61
First United Corporation	MD	2.95
First Mariner Bancorp	MD	3.28
Shore Bancshares, Inc.	MD	3.64
Franklin Financial Corporation	VA	4.81
Hampton Roads Bankshares, Inc.	VA	5.53

Source: SNL Financial

38

NON-MATURING DEPOSITS AS OF JUNE 30, 2013 | 39 Consumer Deposits $620.2m Business Deposits $585.8m

GEORGETOWN BANKING OFFICE (08/13) • Total Deposits in Georgetown ZIP code - $1.1 billion • Current number of branches (all institutions) – 15 • Average deposits per branch - $72.1 million • Annual growth of deposits in market – 12.4% | 40 Data derived from FDIC Deposit Market Share as of June 30, 2012 and June 30, 2011

ROCKVILLE BANKING OFFICE (4Q13) | 41 • Total deposits in Montgomery County - $31.2 billion • Current number of branches (all institutions) – 317 • Average deposits per branch - $98.3 million • Annual growth of deposits in market – 3.8% Data derived from FDIC Deposit Market Share as of June 30, 2012 and June 30, 2011

LAST BANK STANDING? Local Target Acquirer Deposits1 (000s) Branches Year Virginia Commerce Bank United Bank $2,264,000 28 2013 Alliance Bank (VA) WashingtonFirst Bank $382,759 5 2012 Chevy Chase Bank Capital One (Converted 10/2010) $12,983,932 250 2009 Provident M&T (Converted 2009) $3,092,007 63 2009 Wachovia Wells $19,660,882 152 2008 Mercantile / MD PNC $1,662,476 240 2007 James Monroe Bank Mercantile / MD $449,374 6 2006 Community Bank Mercantile / MD $661,857 14 2005 Riggs Bank PNC / PA $4,374,122 48 2005 Southern Financial Provident / MD $756,949 28 2004 First Virginia BB&T / NC $3,907,382 364 2003 F&M / MD Mercantile / MD $916,789 49 2003 Total Consolidation $51,112,529 1,247 | 42 1FDIC Deposit Mar ket Share